                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                SEPTEMBER 1, 1999


                           CLARK/BARDES HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                       000-24769                 52-2103926
 (State or other                  (Commission              (IRS employer
 jurisdiction of                  file number)             identification no.)
incorporation or
 organization)

                      102 S. WYNSTONE PARK DRIVE, SUITE 200
                           NORTH BARRINGTON, IL 60010
              (Address and zip code of principal executive offices)

               Registrant's telephone number, including area code:
                                 (847) 304-5800

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 1, 1999, Clark/Bardes, Inc. ("CBI"), wholly owned subsidiary of Clark/Bardes Holdings, Inc. ("CBH"), entered into and consummated an asset and stock purchase agreement to acquire substantially all the assets and assume certain liabilities of The Wamberg Organization, Inc., whose sole shareholder was W.T. Wamberg, CBH's chairman, and to purchase all of the outstanding stock of Wamberg Financial Corporation, whose sole shareholder was also W.T. Wamberg. CBI acquired certain operating assets, all of the remaining renewal commission not previously acquired and some liabilities, principally accounts payable and employee benefits, of The Wamberg Organization. Wamberg Financial Corporation owns an airplane and related debt of approximately $3.8 million and engaged in leasing the airplane to The Wamberg Organization. The other assets acquired under the purchase agreement include cash, receivables, equipment, intangible assets, intellectual property, customer and supplier lists, insurance, and all rights under existing contracts, leases, agreements and permits.

         The Wamberg Organization has historically been CBI's largest independent producer. In light of the relationship between The Wamberg Organization, Wamberg Financial Corporation, W.T. Wamberg and CBH, CBH's board of directors appointed a special committee of the board comprised of independent, non-employee directors to review the terms of this transaction and negotiate on behalf of CBH. The special committee also retained U.S. Bancorp Piper Jaffray Inc. to issue a fairness opinion with respect to this acquisition. After analyzing the matter and considering all relevant issues, the special committee recommended that CBH's board approve the acquisition.

         The purchase agreement provides for, among other things:

         o cash payment to The Wamberg Organization of approximately $12.0 million, of which $360,000 was held in escrow pending final determination of liabilities;

         o payment to The Wamberg Organization of up to an additional $11.9 million through December 31, 2002, which amount may be reduced if CBH does not achieve revenue objectives set forth in the purchase agreement;

         o a cash payment to W.T. Wamberg of $50,000 for his shares of Wamberg Financial Corporation; and

         o the direct payment of $1.5 million by CBI of an outstanding loan of The Wamberg Organization.

         The liabilities assumed under the purchase agreement include CBH's continued performance under The Wamberg Organization's executory vendor contracts, and accrued payroll, vacation and other benefits of its employees generated in the ordinary course of business. The $13.6 million cash portion of the purchase price was paid from available CBH cash balances. Closing costs and fees connected with the transaction are estimated to be $500,000. Concurrent with the acquisition, W.T. Wamberg was appointed chief executive officer of CBH. Melvin G. Todd remains president of CBH.

ITEM 7.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  FINANCIAL STATEMENT OF BUSINESS ACQUIRED

              The required audited Financial Statements will be filed by an amendment not later than 60 days after the date that the initial report on Form 8-K must be filed.

              The following unaudited financial statements of The Wamberg Organization and Wamberg Financial Corporation are included herein:

              (i)   Balance Sheet as of June 30, 1999; and

              (ii)  Statement of Income for the six months ended June 30, 1999.

         (b)  PRO FORMA FINANCIAL INFORMATION

              The following unaudited pro forma financial statements of CBH are included herein:

              (i) Unaudited Pro Forma Balance Sheets as of June 30, 1999 and December 31, 1998; and

              (ii) Unaudited Pro Forma Statements of Income for the six months ended June 30, 1999 and year ended December 31, 1998.

         (c)  EXHIBITS

              The following Exhibits are filed herewith:

         2.1 Asset and Stock Purchase Agreement, dated September 1, 1999, by and among Clark/Bardes, Inc. and The Wamberg Organization, Inc. and W.T. Wamberg.

         99.1       Press release dated September 2, 1999.


FORWARD LOOKING STATEMENTS

         All statements other than statements of historical fact included in the press release attached hereto as Exhibit 99.1 are forward-looking statements. Words such as "anticipate," "believe," "estimate," "expect," "intend," and similar expressions included in such press release as they relate to CBH or its management identify forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are based on the beliefs of CBH's management as well as assumptions made by and information currently available to CBH's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including difficulties associated with changes in tax legislation, dependence on key producers, CBH's dependence on persistency of existing business, credit risk related to renewal revenue, acquisition risks, competitive factors and pricing pressures, dependence on certain insurance companies, changes in legal and regulatory requirements and general economic conditions. Such statements reflect the current views of CBH's management with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of CBH. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, expected or projected. All subsequent written and oral forward-looking statements attributable to CBH or persons acting on its behalf are expressly qualified in their entirety by this paragraph.

THE WAMBERG ORGANIZATION INC.
BALANCE SHEET
UNAUDITED

                                                               As of
                                                           June 30, 1999
                                                           -------------
               ASSETS

Current Assets
     Cash                                                   $  3,243,962
     Receivables - employees                                     106,411
     Prepaid expenses                                                 --
                                                            ------------
     Total Current Assets                                      3,350,373

Property and Equipment - net                                     546,276
                                                            ------------
     Total Assets                                           $  3,896,651
                                                            ============

     LIABILITIES & STOCKHOLDER'S EQUITY

Current Liabilities
     Accrued expenses                                       $     84,159
                                                            ------------
Stockholder's Equity
     Common stock - $.01 par value authorized
     100,000 shares; issued - 100 shares                               1
     Additional Paid in Capital                                      999
     Retained Earnings                                         3,811,492
                                                            ------------
     Total Stockholder's Equity                                3,812,492
                                                            ------------
     Total Liabilities & Stockholder's Equity               $  3,896,651
                                                            ============


THE WAMBERG ORGANIZATION INC.
STATEMENT OF INCOME
UNAUDITED

                                                          Six Months Ended
                                                            June 30, 1999
                                                          ----------------
Revenue - New and renewal commissions                       $  5,463,916
                                                            ------------

Operating Expenses
     Selling                                                     857,917
     General and Administrative                                2,829,394
                                                            ------------
     Total                                                     3,687,311
                                                            ------------

Income from Operations                                         1,776,605

Interest Income                                                    9,873
                                                            ------------

Income before taxes                                            1,786,477

Income Taxes
                                                            ------------

Net Income                                                  $  1,786,477
                                                            ============

WAMBERG FINANCIAL CORPORATION
BALANCE SHEET
UNAUDITED

                                                                As of
                                                            June 30, 1999
                                                            -------------
               ASSETS

Current Assets
     Cash                                                   $      3,991
                                                            ------------

Fixed Assets
     Airplane                                                  2,976,150
                                                            ------------
     Accumulated Depreciation
     Net                                                       2,976,150
     Other Assets                                                    533
                                                            ------------
     Total Assets                                           $  2,980,675
                                                            ============

     LIABILITIES & EQUITY

Current Liabilities
     Current portion of long-term debt                      $    157,973
                                                            ------------
Long-term debt                                                 3,617,581
                                                            ------------
Total Liabilities                                              3,775,554
                                                            ------------
Stockholders' Deficit
     Common stock - no par value: authorized
     1,000 shares; issued - 100 shares                           140,000
     Accumulated deficit                                        (934,879)
                                                            ------------
     Total Stockholders' Deficit                                (794,879)
                                                            ------------
Total Liabilities & Equity                                  $  2,980,675
                                                            ============


WAMBERG FINANCIAL CORPORATION
STATEMENT OF INCOME
UNAUDITED

                                                          Six Months Ended
                                                           June 30, 1999
                                                          ----------------
Rental Income                                               $    572,736
Operating Expenses                                               356,526
                                                            ------------

Gain from Rental Activity                                        216,209
Interest Expense                                                  64,507
                                                            ------------
Net Income                                                   $   151,702
                                                            ============

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

            The following table sets forth unaudited pro forma financial information of Clark/Bardes Holdings, Inc. (the "Company") for the periods ended and as indicated. The unaudited pro forma financial information of the Company set forth below was derived from the audited and unaudited financial statements of the Company, The Wamberg Organization, Inc. and Wamberg Financial Corporation.

            The unaudited pro forma balance sheets and income statements have been prepared to give effect to the acquisition of The Wamberg Organization, Inc. and Wamberg Financial Corporation as if such transaction had occurred as of the beginning of each period presented. The unaudited pro forma financial information of the Company set forth below is based upon available information and certain assumptions that the Company believes are reasonable. The unaudited pro forma financial information of the Company set forth below does not purport to represent either what the Company's financial position or results of operations actually would have been if the transactions had actually occurred as of such dates or what such results will be for any future periods.

                        UNAUDITED PRO FORMA BALANCE SHEET
                             AS OF DECEMBER 31,1998
                                 (in thousands)


                                     ASSETS

                                                                  THE          WAMBERG                  PRO FORMA
                                                     THE        WAMBERG       FINANCIAL    PRO FORMA        AS
                                                   COMPANY    ORGANIZATION   CORPORATION  ADJUSTMENTS    ADJUSTED
                                                   --------   -----------    -----------  ------------  ---------
CURRENT ASSETS
Cash and cash equivalents                          $ 12,102     $     --     $     --     $(14,059)     $ (1,957)
Accounts and notes receivable - net                   8,076           59           --           --         8,135
Other current assets                                     59           --           --           --            59
                                                   --------     --------     --------                   --------
                                                     20,237           59           --           --         6,237
EQUIPMENT AND LEASEHOLD IMPROVEMENTS - NET            1,178          335          995           --         2,508
INTANGIBLE ASSETS - NET                              45,209           --           --       14,516        59,725
DEFERRED TAX ASSET                                      607           --           --           --           607
OTHER ASSETS                                            262           --           --           --           262
                                                   --------     --------     --------     --------      --------
TOTAL ASSETS                                       $ 67,493     $    394     $    995     $    457      $ 69,339
                                                   ========     ========     ========     ========      ========

                                        LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable                                   $  2,925     $    403     $     70     $     --      $  3,398
Commissions and fees payable                          2,634                                     --         2,634
Income taxes                                            528                                     --           528
Accrued liabilities                                   2,651           60                        --         2,711
Current portion of long term debt                     4,344           --          103           --         4,447
                                                   --------     --------     --------                   --------
                                                     13,082          463          173           --        13,718
                                                   --------     --------     --------                   --------
LONG TERM DEBT                                       24,713           --        1,210           --        25,923
STOCKHOLDERS' EQUITY                                                                            --            --
Preferred stock - Authorized  1,000,000 shares           --           --           --           --            --
      $.01 par value; none issued                        --           --           --           --            --
Common stock - Authorized 20,000,000 shares              --           --           --           --            --
      $.01 par value: 9,628,749 issued                   82           --           --           --            82
Paid in capital                                      26,274           --           --           --        26,274
Retained earnings                                     3,342           --           --           --         3,342
                                                   --------     --------     --------                   --------
TOTAL STOCKHOLDERS' EQUITY                           29,698           --           --           --        29,698
                                                   --------     --------     --------     --------      --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $ 67,493     $    463     $  1,383     $     --      $ 69,339
                                                   ========     ========     ========     ========      ========

                     UNAUDITED PRO FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                    (in thousands, except per share amounts)


                                                               THE        WAMBERG                    PRO FORMA
                                                 THE         WAMBERG     FINANCIAL     PRO FORMA         AS
                                               COMPANY    ORGANIZATION  CORPORATION   ADJUSTMENTS     ADJUSTED
                                              --------    ------------  -----------   -----------     --------
TOTAL REVENUE                                 $ 74,766      $  9,538      $    631      $     --        84,935
Commission and fee expense                      46,111            --            --            --        46,111
                                              --------      --------      --------      --------      --------
GROSS PROFIT                                    28,655         9,538           631            --        38,824
                                              --------      --------      --------      --------      --------
General and administrative expense              19,616         5,464           514            --        25,594
Amortization of intangibles                      1,232            --            --         1,006         2,238
Non-recurring operating expenses                 4,800            --            --            --         4,800
                                              --------      --------      --------      --------      --------
INCOME FROM OPERATIONS                           3,007         4,074           117        (1,006)        6,192
                                              --------      --------      --------      --------      --------
Interest income                                    565            17            --            --           582
Interest expense                                (3,166)           (3)         (112)       (1,051)       (4,332)
                                              --------      --------      --------      --------      --------
                                                (2,601)           14          (112)       (1,051)       (3,750)
                                              --------      --------      --------      --------      --------
INCOME BEFORE TAXES                                406         4,088             5        (2,057)        2,442
Income taxes                                       817            88            --          (654)          251
                                              --------      --------      --------      --------      --------
NET INCOME                                    $   (411)     $  4,000      $      5      $ (1,403)     $  2,191
                                              ========      ========      ========      ========      ========
PER SHARE INFORMATION:
            Basic earnings per share          $  (0.08)                                               $   0.44
                                              ========                                                ========
            Diluted earnings per share        $  (0.08)                                               $   0.39
                                              ========                                                ========

                        UNAUDITED PRO FORMA BALANCE SHEET
                               AS OF JUNE 30,1999
                                 (in thousands)


                                     ASSETS

                                                                        THE         WAMBERG                      PRO FORMA
                                                          THE         WAMBERG      FINANCIAL     PRO FORMA          AS
                                                        COMPANY     ORGANIZATION  CORPORATION   ADJUSTMENTS      ADJUSTED
                                                       ---------    -----------   -----------   -----------      ---------
 CURRENT ASSETS
 Cash and cash equivalents                             $  10,302     $      --     $      --      $ (14,059)     $  (3,757)
 Accounts and notes receivable - net                       9,644            59            --             --          9,703
 Other current assets                                        351            --            --             --            351
                                                       ---------     ---------     ---------      ---------      ---------
                                                          20,297            59            --        (14,059)         6,297
 EQUIPMENT AND LEASEHOLD IMPROVEMENTS - NET                3,105           546         2,976          1,532          8,160
 INTANGIBLE ASSETS - NET                                  81,948            --            --         13,221         95,169
 DEFERRED TAX ASSET                                          422            --            --             --            422
 OTHER ASSETS                                              1,278            --            --             --          1,278
                                                       ---------     ---------     ---------      ---------      ---------
 TOTAL ASSETS                                          $ 107,050     $     605     $   2,976      $     695      $ 111,326
                                                       =========     =========     =========      =========      =========

                                            LIABILITIES & STOCKHOLDERS' EQUITY
 CURRENT LIABILITIES
 Accounts payable                                      $   2,953     $     304     $      --      $      --      $   3,257
 Commissions and fees payable                              3,827            --            --             --          3,827
 Income taxes                                              1,856            --            --             --          1,856
 Accrued liabilities                                       4,811           196            --             --          5,007
 Current portion of long term debt                         6,212            --           158             --          6,370
                                                       ---------     ---------     ---------      ---------      ---------
                                                          19,659           500           158             --         20,317
                                                       ---------     ---------     ---------      ---------      ---------
 LONG TERM DEBT                                           32,012            --         3,618             --         35,630
 STOCKHOLDERS' EQUITY                                         --            --            --             --             --
 Preferred stock - Authorized  1,000,000 shares               --            --            --             --             --
       $.01 par value; none issued                            --            --            --             --             --
 Common stock - Authorized 20,000,000 shares                  --            --            --             --             --
       $.01 par value: 9,628,749 issued                       96            --            --             --             96
 Paid in capital                                          48,988            --            --             --         48,988
 Retained earnings                                         6,295            --            --             --          6,295
                                                       ---------     ---------     ---------      ---------      ---------
 TOTAL STOCKHOLDERS' EQUITY                               55,379            --            --             --         55,379
                                                       ---------     ---------     ---------      ---------      ---------
 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            $ 107,050     $     500     $   3,776      $      --      $ 111,326
                                                       =========     =========     =========      =========      =========

                     UNAUDITED PRO FORMA STATEMENT OF INCOME
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1999
                    (in thousands, except per share amounts)

                                                                    THE             WAMBERG                             PRO FORMA
                                                   THE            WAMBERG          FINANCIAL         PRO FORMA             AS
                                                 COMPANY        ORGANIZATION      CORPORATION       ADJUSTMENTS         ADJUSTED
                                              ------------      ------------      ------------      ------------      ------------
TOTAL REVENUE                                 $     53,776      $      5,464      $        573                        $     59,813
Commission and fee expense                          27,216                --                --                --            27,216
                                              ------------      ------------      ------------      ------------      ------------
GROSS PROFIT                                        26,560             5,464               573                --            32,597
                                              ------------      ------------      ------------      ------------      ------------
General and administrative expense                  18,457             3,687               357               192            22,693
Amortization of intangibles                          1,772                --                --               442             2,214
                                              ------------      ------------      ------------      ------------      ------------
INCOME FROM OPERATIONS                               6,331             1,777               216              (634)            7,690
                                              ------------      ------------      ------------      ------------      ------------
Interest income                                        158                10                --                --               168
Interest expense                                    (1,577)               --               (65)             (525)           (2,167)
                                              ------------      ------------      ------------      ------------      ------------
                                                    (1,419)               10               (65)             (525)           (1,999)
                                              ------------      ------------      ------------      ------------      ------------
INCOME BEFORE TAXES                                  4,912             1,787               151            (1,159)            5,691
Income taxes                                         2,005                --                --               291             2,296
                                              ------------      ------------      ------------      ------------      ------------
NET INCOME                                    $      2,907      $      1,787      $        151      $     (1,450)     $      3,395
                                              ============      ============      ============      ============      ============
Per share information:
            Basic earnings per share          $       0.34                                                            $       0.40
                                              ============                                                            ============
            Diluted earnings per share        $       0.33                                                            $       0.39
                                              ============                                                            ============

NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                                                             AS AT               AS AT
                                                                           31-DEC-98           30-JUN-99
                                                                           ---------           ---------
1. Purchase price
            Cash paid at closing                                            $ 13,559           $ 13,559
            Closing costs (estimated)                                            500                500
                                                                            --------           --------
            Total                                                           $ 14,059           $ 14,059
                                                                            ========           ========

2. Assets acquired and (liabilities assumed)
            Accounts receivable                                             $     59           $     59
            Equipment and leasehold improvements
                      at book value (approximates fair value)                    759                546
                      at appraised value                                                          4,509
            Other assets                                                          55
            Accounts payable                                                    (473)              (304)
            Accrued liabilities                                                  (60)              (196)
            Note payable - aircraft
                      current                                                   (103)              (378)
                      long term                                               (1,265)            (3,398)
                                                                            --------           --------
                                                                            $ (1,028)          $    838
                                                                            ========           ========

3. Excess purchase price                                                    $ 15,087           $ 13,221
                                                                            ========           ========

4. The Wamberg Organization's revenue for the period ended June 30,
1999 was $12,984 and included a payment of $7,504 by The Company for the purchase of a $14.2 million renewal revenue over a ten year period starting January 4, 1999. In order to present the gross revenues of The Wamberg Organization, this item has been eliminated.

5. Additional depreciation on acquired assets                                                  $    192
                                                                                               ========

6. Interest on the cash portion of the purchase price at 7.75%              $  1,051           $    525
                                                                            ========           ========

7. Amortization of the excess purchase price over 15 years                  $  1,006           $    442
                                                                                               ========

8. Income tax benefit of adjustments #5 - #7                                $    654           $    291
                                                                            ========           ========

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CLARK/BARDES HOLDINGS, INC.


                                             /s/ MELVIN G. TODD
                                             ----------------------------------
                                             Melvin G. Todd
                                             President

Date:  September 16, 1999

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
------            -----------
2.1               Asset and Stock Purchase Agreement, dated September 1, 1999, by and among Clark/Bardes, Inc. and The Wamberg Organization,
                  Inc. and W.T. Wamberg.

99.1              Press release dated September 2, 1999.